AUXIER FOCUS FUND

                                 INVESTOR SHARES

                                    A SHARES

                                    C SHARES

                         Supplement Dated June 15, 2006
                     to Prospectuses Dated November 1, 2005

The minimum additional investment amount in Fund customer accounts is being lowered. Accordingly, the charts related to minimum investments on page 12 of the prospectus for Investor Shares and page 13 of the prospectus for A and C Shares and are hereby amended to reflect that the minimum additional investment for standard accounts, tax sheltered retirement plans and accounts with systematic investment plans is $50.



                       PLEASE RETAIN FOR FUTURE REFERENCE.